UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2013 (July 25, 2013)

BARNES & NOBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12302	06-1196501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 633-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On July 25, 2013, Barnes & Noble, Inc. (the “Company”) entered into a letter agreement (the “Amendment”) with respect to its existing credit agreement with Bank of America, N.A., as administrative agent, collateral agent and swing line lender, and other lenders party thereto in order to grant the Company an extension of the period of time to deliver audited financial statements to the lenders as required by the credit agreement.

The foregoing summary is a general description only, does not purport to be complete and is qualified in its entirety by the Amendment, which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 24, 2013 management of Barnes & Noble, Inc. (the “Company”) concluded that the Company’s previously issued financial statements contained the following filings with the Securities and Exchange Commission (the “Commission”) should no longer be relied upon because of a material error contained in such financial statements: the Quarterly Report on Form 10-Q for the quarterly period ended on January 26, 2013 filed on March 7, 2013; the Quarterly Report on Form 10-Q for the quarterly period ended on October 27, 2012 filed on December 6, 2012; the Quarterly Report on Form 10-Q for the quarterly period ended on July 28, 2012 filed on August 31, 2012; and the Annual Report on Form 10-K for the fiscal year ended April 28, 2012 filed on July 27, 2012. On July 26, 2013 the audit committee (the “Audit Committee”) of the Board of Directors of the Company concurred with and approved the recommendation of the Company’s management. The Company’s management and the Audit Committee discussed the matters relating to the restatement of the quarters of fiscal 2013 with Ernst & Young LLP, the Company’s independent registered public accounting firm, and matters relating to the restatement of the financial statements included in the Annual Report on Form 10-K for fiscal 2012 with BDO USA LLP, the Company’s prior independent registered public accounting firm. All dollar amounts below are presented in thousands of dollars.  The Company is including certain restated financial statements and financial information with respect to such periods in its Annual Report on Form 10-K for the fiscal year ended April 27, 2013 to be filed with the Commission on or about the date of this Current Report on Form 8-K.

The restated financial statements reflect that the Company overstated certain accruals for the periods prior to April 27, 2013, as a result of inadequate controls over the accrual reconciliation process at its distribution centers.  In accordance with ASC 250-10-S99-2, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements (ASC 250), the Company recorded an adjustment to decrease cost of sales by $6,700 ($4,027 after tax), $8,460 ($5,084 after tax) and $10,167 ($6,110 after tax) to correctly present the income statements for fiscal year ended April 28, 2012, the fiscal year ended April 30, 2011 and the fiscal year ended May 1, 2010, respectively.  The Company also decreased accounts payable by $96,200 and $89,500 at April 28, 2012 and April 30, 2011, respectively; increased income taxes payable included in Accrued Liabilities in the consolidated Balance Sheets, by $18,598 and $14,939 at April 28, 2012 and April 30, 2011, respectively, and increased retained earnings by $78,588 and $74,561, net of tax at April 28, 2012 and April 30, 2011, respectively.  The Company also decreased accounts payable by $81,040 and increased retained earnings by $69,477, net of tax to correct the consolidated balance sheet for the cumulative impact in periods prior to fiscal 2010.

In addition, in reviewing the Company’s components of deferred income tax assets and liabilities, the Company determined that deferred income tax liability in the amount of $26,026 was related to a transaction in which gain was reported for both accounting and tax purposes prior to 2010. Accordingly, the Company has concluded that this deferred income tax liability should be reversed. In accordance with ASC 250, the Company recorded an adjustment to decrease deferred tax liability and increase retained earnings by $26,026 at May 1, 2010. The cumulative effect of these adjustments increased previously reported retained earnings by $95,503 at May 2, 2010.

In fiscal 2013, the Company had not accrued a tenant allowance related to one of its properties in fiscal 2012.  The Company recorded an adjustment to increase receivable, net and other long-term liabilities by $9,450 in fiscal 2012.

                The restated amounts presented below reflect the impact of these revisions, as well as an adjustment of $47,026 related to the current portion of deferred rent and tenant allowances on the April 28, 2012 balance sheet for comparative purposes to conform with the fiscal 2013 presentation.

                The following tables set forth the corrections to individual affected line items in the consolidated balance sheets of April 28, 2012 and April 30, 2011, the stockholders’ equity section of the consolidated balance sheet as of April 28, 2012 and April 30, 2011 and the consolidated statement of operations for fiscal 2012, fiscal 2011 and fiscal 2010.

	As of April 28, 2012
(In thousands)	As Previously Reported	Corrections	Other Adjustments	Restated
Receivables, net	$160,497	$9,450	—	$169,947
Total assets	$3,765,249	$9,450	—	$3,774,699
Accounts payable	$959,423	$(96,200)	—	$863,223
Accrued liabilities	$546,495	$18,598	$47,026	$612,119
Total current liabilities	$1,827,280	$(77,602)	$47,026	$1,796,704
Deferred taxes	$268,774	$(26,026)	—	$242,748
Other long-term liabilities	$405,065	$8,464	$(47,026)	$366,503
Retained earnings	$481,574	$104,614	—	$586,188
Total Shareholders’ equity	$747,657	$104,614	—	$852,271
Total liabilities and shareholders’ equity	$3,765,249	$9,450	—	$3,774,699

	As of April 30, 2011
(In thousands)	As Previously Reported	Corrections	Other Adjustments	Restated
Accounts payable	$949,010	$(89,500)	—	$859,510
Accrued liabilities	$474,575	$14,939	$52,072	$541,586
Total current liabilities	$1,734,677	$(74,561)	$52,072	$1,712,188
Deferred taxes	$280,132	$(26,026)	—	$254,106
Other long-term liabilities	$448,647	—	$(52,072)	$396,575
Retained earnings	$562,379	$100,587	—	$662,966
Total Shareholders’ equity	$819,910	$100,587	—	$920,497

	For the Year ended April 28, 2012
(In thousands)	As Previously Reported	Corrections	Restated
Cost of sales and occupancy	$5,218,383	$(6,700)	$5,211,683
Income taxes (benefit)	$(27,740)	$2,673	$(25,067)
Net income (loss) attributable to Barnes & Noble, Inc.	$(68,867)	$4,027	$(64,840)

	For the Year ended April 30, 2011
(In thousands)	As Previously Reported	Corrections	Restated
Cost of sales and occupancy	$5,205,712	$(8,460)	$5,197,252
Income taxes (benefit)	$(48,652)	$3,376	$(45,276)
Net income (loss) attributable to Barnes & Noble, Inc.	$(73,920)	$5,084	$(68,836)

	For the Year ended May 1, 2010
(In thousands)	As Previously Reported	Corrections	Restated
Cost of sales and occupancy	$4,131,009	$(10,167)	$4,120,842
Income taxes	$8,365	$4,057	$12,422
Net earnings attributable to Barnes & Noble, Inc.	$36,676	$6,110	$42,786

The following tables set forth the corrections to the quarterly consolidated balance sheets for the first three quarterly periods of fiscal 2012, and reclassifications related to the current portion of deferred rent and tenant allowances on each balance sheet date for comparative purposes to conform with the fiscal 2013 year end presentation.

	As of July 30, 2011
(In thousands)	As Previously Reported	Corrections	Other Adjustments	Restated
Accounts payable	$1,275,708	$(92,173)	—	$1,183,535
Accrued liabilities	$403,667	$16,006	$52,071	$471,744
Deferred taxes	$279,716	$(26,026)	—	$253,690
Other long-term liabilities	$434,334	—	$(52,071)	$382,263
Retained earnings	$505,773	$102,193	—	$607,966
Total Shareholders’ equity	$767,383	$102,193	—	$869,576

	As of October 29, 2011
(In thousands)	As Previously Reported	Corrections	Other Adjustments	Restated
Accounts payable	$1,461,981	$(92,924)	—	$1,369,057
Accrued liabilities	$436,868	$16,305	$50,691	$503,864
Deferred taxes	$275,868	$(26,026)	—	$249,842
Other long-term liabilities	$418,923	—	$(50,691)	$368,232
Retained earnings	$495,830	$102,645	—	$598,475
Total Shareholders’ equity	$760,563	$102,645	—	$863,208

	As of January 28, 2012
(In thousands)	As Previously Reported	Corrections	Other Adjustments	Restated
Accounts payable	$1,488,552	$(94,351)	—	$1,394,201
Accrued liabilities	$542,503	$16,874	$48,826	$608,203
Deferred taxes	$275,436	$(26,026)	—	$249,410
Other long-term liabilities	$408,291	—	$(48,826)	$359,465
Retained earnings	$543,582	$103,503	—	$647,085
Total Shareholders’ equity	$813,978	$103,503	—	$917,481

The following tables set forth the corrections to the quarterly consolidated balance sheets for the first three quarterly periods of fiscal 2013, and reclassifications related to the current portion of deferred rent and tenant allowances on each balance sheet date for comparative purposes to conform with the fiscal 2013 year end presentation.

	As of July 28, 2012
(In thousands)	As Previously Reported	Corrections	Other Adjustments	Restated
Receivables, net	$144 ,297	$9,203	—	$153,500
Accounts payable	$1,387,004	$(98,117)	—	$1,288,887
Accrued liabilities	$474,467	$19,363	46,275	$540,105
Deferred taxes	$268,410	$(26,026)	—	$242,384
Other long-term liabilities	$397,415	$8,217	(46,275)	$359,357
Retained earnings	$436,336	$105,766	—	$542,102
Total Shareholders’ equity	$709,144	$105,766	—	$814,910
Total liabilities and shareholders’ equity	$4,044,684	$9,203	—	$4,053,887

	As of October 27, 2012
(In thousands)	As Previously Reported	Corrections	Other Adjustments	Restated
Receivables, net	$224,545	$8,957	—	$233,502
Accounts payable	$1,448,397	$(99,908)	—	$1,348,489
Accrued liabilities	$470,975	$20,078	$44,908	$535,961
Deferred taxes	$292,879	$(26,026)	—	$266,853
Other long-term liabilities	$364,966	$7,971	$(44,908)	$328,029
Retained earnings	$434,174	$106,842	—	$541,016
Total Shareholders’ equity	$736,259	$106,842	—	$843,101
Total liabilities and shareholders’ equity	$4,431,025	$8,957	—	$4,439,982

	As of January 26, 2013
(In thousands)	As Previously Reported	Corrections	Other Adjustments	Restated
Receivables, net	$387,459	$8,710	—	$396,169
Accounts payable	$1,360,613	$(103,859)	—	$1,256,754
Accrued liabilities	$563,028	$21,654	$43,300	$627,982
Deferred taxes	$273,475	$(26,026)	—	$247,449
Other long-term liabilities	$390,025	$7,724	$(43,300)	$354,449
Retained earnings	$420,627	$109,217	—	$529,844
Total Shareholders’ equity	$728,012	$109,217	—	$837,229
Total liabilities and shareholders’ equity	$4,276,261	$8,710	—	$4,284,971

The following tables set forth the corrections to the quarterly consolidated income statements for the quarterly periods of fiscal 2012.

	13 weeks ended July 30, 2011
	As Previously Reported	Corrections	Restated
(In thousands)
Cost of sales and occupancy	$1,030,846	$(2,673)	$1,028,173
Income taxes (benefit)	$(32,067)	$1,067	$(31,000)
Net income (loss) attributable to Barnes & Noble, Inc.	$(56,606)	$1,606	$(55,000)

	13 weeks ended October 29, 2011
	As Previously Reported	Corrections	Restated
(In thousands)
Cost of sales and occupancy	$1,420,297	$(751)	$1,419,546
Income taxes (benefit)	$(3,620)	$299	$(3,321)
Net income (loss) attributable to Barnes & Noble, Inc.	$(6,563)	$452	$(6,111)

	13 weeks ended January 28, 2012
	As Previously Reported	Corrections	Restated
(In thousands)
Cost of sales and occupancy	$1,786,308	$(1,427)	$1,784,881
Income taxes	$28,869	$569	$29,438
Net income attributable to Barnes & Noble, Inc.	$52,031	$858	$52,889

	13 weeks ended April 28, 2012
	As Previously Reported	Corrections	Restated
(In thousands)
Cost of sales and occupancy	$980,932	$(1,849)	$979,083
Income taxes (benefit)	$(20,922)	$738	$(20,184)
Net income (loss) attributable to Barnes & Noble, Inc.	$(57,729)	$1,111	$(56,618)

The following tables set forth the corrections to the quarterly consolidated income statements for the first three quarterly periods of fiscal 2013.

	13 weeks ended July 28, 2012
	As Previously Reported	Corrections	Restated
(In thousands)
Cost of sales and occupancy	$1,039,619	$(1,917)	$1,037,702
Income taxes (benefit)	$(22,163)	$765	$(21,398)
Net income (loss) attributable to Barnes & Noble, Inc.	$(40,980)	$1,152	$(39,828)

	13 weeks ended October 27, 2012
	As Previously Reported	Corrections	Restated
(In thousands)
Cost of sales and occupancy	$1,404,034	$(1,791)	$1,402,243
Income taxes (benefit)	$(409)	$715	$306
Net income (loss) attributable to Barnes & Noble, Inc.	$(575)	$1,076	$501

	13 weeks ended January 26, 2013
	As Previously Reported	Corrections	Restated
(In thousands)
Cost of sales and occupancy	$1,674,384	$(3,951)	$1,670,433
Income taxes (benefit)	$(3,008)	$1,576	$(1,432)
Net income (loss) attributable to Barnes & Noble, Inc.	$(6,058)	$2,375	$(3,683)

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

10.1	Letter Agreement with respect to Amended and Restated Credit Agreement, dated as of July 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE, INC.,

Date: July 26, 2013	By:	/s/ Allen W. Lindstrom
Name: Allen W. Lindstrom
Title: Chief Financial Officer

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement with respect to Amended and Restated Credit Agreement, dated as of July 25, 2013.